U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            _________________________

                                    Form 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report - July 6, 2003
                        (Date of earliest event reported)


                         EAST PENN FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)



        Pennsylvania                 333-103673                 65-1172823
        ------------                 ----------                 ----------
(State or other Jurisdiction    (Commission File No.)     (IRS Employer
      of Incorporation)                                   Identification Number)


    731 Chestnut Street, Emmaus, PA                                      18049
    -------------------------------                                      -----
(Address of principal executive offices)                              (Zip Code)


                                 (610) 965-5959
                                 --------------
               (Registrant's telephone number including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



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



Item 5.   Other Events and Required

          Registrant files this Current Report on Form 8-K to submit a copy of Registrant's Press Release, dated July 7, 2003, regarding an agreement to invest in Berkshire Bank.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)      Financial Statements of Businesses Acquired.

                   None

          (b)      Pro Forma Financial Information.

                   None

          (c)      Exhibits:


                   99.1 Press Release, dated July 7, 2003, re: East Penn Financial Corporation to Invest in Berkshire Bank




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


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 EAST PENN FINANCIAL CORPORATION
                                                  (Registrant)


Dated: July 7, 2003                              /s/ Brent L. Peters
                                                 -------------------------------
                                                 Brent L. Peters, President and
                                                 Chief Executive Officer




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


                                                             EXHIBIT INDEX



                                                                                              PAGE NO. IN
                                                                                                MANUALLY
                                                                                                 SIGNED
EXHIBIT NO.                                                                                     ORIGINAL
-----------                                                                                     --------
99.1     Press Release, dated July 7 2003, re: East Penn Financial Corporation                     5
         to Invest in Berkshire Bank




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